Prospectus Supplement — June 6, 2012 to the Prospectus listed below, each as supplemented

Fund	Prospectus Dated
Columbia Variable Portfolio — Limited Duration Credit Fund	May 1, 2012

The Principal Investment Strategies of the Fund, as described under Summary of Columbia VP — Limited Duration Credit Fund, are hereby superseded and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in credit-related bonds and other debt securities. The Fund will primarily invest in debt securities with short- and intermediate-term maturities. The Fund will primarily invest in credit-related bonds, such as corporate bonds. The Fund may invest up to 15% of its net assets in securities rated below investment grade. Up to 25% of the Fund’s net assets may be invested in foreign investments including in emerging markets.

The Principal Risks of Investing in the Fund, as described under Summary of Columbia VP — Limited Duration Credit Fund, are hereby superseded and replaced as follows:

Active Management Risk.    Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Credit Risk.    Credit risk is the risk that fixed-income securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the issuer of the security will default or otherwise become unable or unwilling to honor its financial obligations. Lower quality or unrated securities held by the Fund may present increased credit risk.

High-Yield Securities Risk.    The Fund’s investments in below-investment grade fixed-income securities (i.e., high-yield or junk bonds) exposes the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk.    Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations.

Liquidity Risk.    Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk.    The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

Risks of Foreign/Emerging Markets Investing.    Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Investments in emerging markets may present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economies and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.